Note 25 - Common Stock	6 Months Ended
Jun. 30, 2019
Common Stock
Disclosure Of Common Stock

25. Common stock

As of June 30, 2019 and December 31, 2018, BBVA’s common stock amounted to €3,267,264,424.20 divided into 6,667,886,580 fully subscribed and paid-up registered shares, all of the same class and series, at €0.49 par value each, represented through book-entries. All of the Bank shares carry the same voting and dividend rights, and no single stockholder enjoys special voting rights. Each and every share is part of the Bank’s common stock.

BBVA is not aware of any direct or indirect interests through which control of the Bank may be exercised. BBVA has not received any information on stockholder agreements including the regulation of the exercise of voting rights at its annual general meetings or restricting or placing conditions on the free transferability of BBVA shares. BBVA does not know any agreement that could give rise to changes in the control of the Bank.